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                                                                    Exhibit 10.3

                          MANAGEMENT STOCK AGREEMENT
                          --------------------------


          THIS MANAGEMENT STOCK AGREEMENT is made as of August 7, 1998 by and between Woods Equipment Company, a Delaware corporation (the "Company"), and
                                                              -------
_____________ (the "Manager").
                    -------

          Manager is a management employee of WEC Company, a direct subsidiary of the Company. The Company and Manager desire to enter into an agreement by which Manager will purchase, and the Company will sell, the number of shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") and
                                                           ------------
the number of shares of the Company's 8% Cumulative Redeemable Preferred Stock, par value $.01 per share (the "Preferred Stock"), set forth on Schedule A
                               ---------------                 ----------
hereto. All of such shares of Common Stock and Preferred Stock and all shares of Common Stock and Preferred Stock hereafter acquired by Manager in respect of such shares are referred to herein as "Management Stock."
                                       ----------------

          In connection with the purchase of Management Stock hereunder, the Company, Manager and certain other parties are entering into a Stockholders Agreement dated of the date hereof (the "Stockholders Agreement").
                                         ----------------------

          The parties hereto agree as follows:

          1.   Purchase and Sale of Management Stock.
               -------------------------------------

          (a) Upon execution of this Agreement, Manager will purchase, and the Company will sell, (i) the number of shares of Common Stock set forth on Schedule A hereto at a price equal to the consideration set forth on Schedule A
----------                                                           ----------
and (ii) the number of shares of Preferred Stock set forth on Schedule A hereto
                                                              ----------
at a price equal to the consideration set forth on Schedule A. The Company will
                                                   ----------
deliver to Manager copies of, and receipts for, the certificates representing such Common Stock and Preferred Stock, and Manager will deliver to the Company the consideration set forth on Schedule A in the manner set forth on Schedule A.
                               ----------                            ----------
The Management Stock will be pledged to the Company pursuant to the Management Stock Pledge Agreement dated as of the date hereof, by and between the Company and Manager./1/

          (b) Within 30 days after Manager purchases any Management Stock from the Company, Manager shall make, if Manager is a citizen or resident of the United States, an effective election with the Internal Revenue Service under
Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder.

          (c) In connection with the purchase and sale of the Management Stock hereunder, Manager represents and warrants to the Company that:

_____________________

/1/  Sentence is omitted if promissory note is not used as consideration.
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          (i)   The Management Stock to be acquired by Manager pursuant to this
                Agreement will be acquired for Manager's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "1933
                                                                          ----
                Act"), or any applicable state securities laws, and the
                ---
                Management Stock will not be disposed of in contravention of the 1933 Act or any applicable state securities laws;

          (ii) Manager is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Management Stock;

          (iii) Manager is able to bear the economic risk of Manager's investment in the Management Stock for an indefinite period of time because the Management Stock has not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available;

          (iv) Manager has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Management Stock; and

          (vi) This Agreement constitutes the legal, valid and binding obligation of Manager, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Manager does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Manager is a party or any judgment, order or decree to which Manager is subject.

          (e) As an inducement to the Company to issue the Management Stock to Manager, as a condition thereto, Manager acknowledges and agrees that:

          (i) neither the issuance of the Management Stock to Manager nor any provision contained herein shall entitle Manager to remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate Manager's employment at any time for any reason; and

          (ii) the Company shall have no duty or obligation to disclose to Manager, and Manager shall have no right to be advised of, any material information regarding the Company and its Subsidiaries at any time prior to, upon or in connection with the repurchase of Management Stock upon the termination of Manager's employment with the Company and its Subsidiaries or as otherwise provided hereunder.

          2.   Stockholders Agreement. In consideration of the purchase and
               ----------------------
sale of the Management Stock, Manager concurrently with the execution and delivery of this Agreement will enter into the Stockholders Agreement.

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          3.   Notices. Any notice provided for in this Agreement must be in
               -------
writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested), sent by reputable overnight courier service (charges prepaid) or telecopied (with a confirmatory copy sent by reputable overnight courier services) to the recipient at the address below indicated:

          To the Company:
          --------------

               Woods Equipment Company
               6944 Newburg Road
               Rockford, IL 61108
               Facsimile: (815) 381-6047

          With a copy to:
          --------------

               ____________________
               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois  60601
               Facsimile: (312) 861-2200

and to Manager at the address set forth on the signature page hereto or, in the case of any recipient, to such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

          4.   General Provisions.
               ------------------

          (a)  Severability. Whenever possible, each provision of this Agreement
               ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (b)  Complete Agreement. This Agreement, those documents expressly
               ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (c)  Counterparts. This Agreement may be executed in separate
               ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

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          (d)  Successors and Assigns. This Agreement shall bind and inure to
               ----------------------
the benefit of and be enforceable by Manager and the Company and their respective successors and assigns.

          (e)  Choice of Law. The corporate law of the state of Delaware of the
               -------------
Company will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by the internal law, and not the law of conflicts, of the State of Illinois.

          (f)  Choice of Forum. No suit, action or proceeding with respect to
               ---------------
this Agreement may be brought in any court or before any similar authority other than a court of competent jurisdiction in the state of Illinois, and Manager hereby submits to the non-exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. Manager hereby irrevocably waives any right to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority.

          (g)  Remedies. Each of the parties to this Agreement will be entitled
               --------
to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (h)  Amendment and Waiver. The provisions of this Agreement may be
               --------------------
amended and waived only with the prior written consent of the Company and Manager.

                           *     *     *     *     *

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          IN WITNESS WHEREOF, the parties hereto have executed this Management
Stock Agreement as of the date first written above.


                              WOODS EQUIPMENT COMPANY

                              By:   ____________________________________________

                              Name: ____________________________________________

                              Its:  ____________________________________________


                              MANAGER:


                              __________________________________________________
                              [Name]

                              Address: _________________________________________

                                       _________________________________________

                                       _________________________________________
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                                  CONSENT/2/
                                  -------

          The undersigned spouse of Manager hereby acknowledges that I have read the foregoing Management Stock Agreement and the Stockholders Agreement attached hereto and that I understand its contents. I am aware that the Stockholders Agreement provides for the repurchase of my spouse's shares of Common Stock under certain circumstances and imposes other restrictions on the transfer of such Common Stock. I agree that my spouse's interest in the Common Stock is subject to the Stockholders Agreement and any interest I may have in such Common Stock shall be irrevocably bound by the Stockholders Agreement and further that my community property interest, if any, shall be similarly bound by the Stockholders Agreement.

          I am aware that the legal, financial and other matters contained in the Stockholders Agreement are complex and I am free to seek advice with respect thereto from independent counsel. I have either sought such advice or determined after carefully reviewing the Stockholders Agreement that I will waive such right.

                                    ____________________________________
                                    Spouse

                                    ____________________________________
                                    Witness

______________________

/2/ To be signed in the case of managers who are residents of Community Property States.
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                                  SCHEDULE A
                                  ----------

            Number of
            Shares of             Total
          Common Stock        Consideration
          ------------        -------------

            ________           $________

            Number of
            Shares of             Total
          Preferred Stock     Consideration
          ---------------     -------------
            ________           $________


Method of Payment
-----------------

$__________ in cash
$__________ by promissory note